Bank Loans (Details) - Schedule of Bank Loan - USD ($)		Oct. 31, 2023	Oct. 31, 2022
Schedule of Bank Loan [Abstract]
Loan from DBS Bank (due on May 13, 2025)	[1]	$ 1,497,755	$ 2,330,334
Revolving credit for keyman insurance	[2]	916,923	916,923
Total		2,414,678	3,247,257
Less: current maturity of long-term bank loan		937,457	880,631
Long term of bank loans		$ 1,477,221	$ 2,366,626

[1]	On April 9, 2020, the Group signed a loan agreement with DBS Bank Ltd. to obtain a five-year loan of $3,650,434 (or SGD 5,000,000). The loan bears a fixed interest rate of 3% per annum. The bank loan was secured by Mr. Dong Zhang. The Group is required to pay interest for the first twelve months and repay monthly instalments comprising principal and interest thereafter. As of October 31, 2023 and 2022, the balance was $1,497,755 and $2,330,334, respectively.
[2]	On February 14, 2020, the Group obtained a revolving credit facility I (RCF I) from DBS Bank Ltd. of $916,923 and used to settle the premium of Insurance Policy. The weighted average effective interest rate is 5.6% per annum. The revolving credit facility is secured by way of first legal assignment of Insurance Policy of all rights, title, interests and benefits under and arising out of the Insurance Policy including all proceeds payable under the Insurance Policy and all proceeds of any repayment or refund of premium by the Insurer, with notification of the assignment to be served and acknowledged by the Insurer.